Exhibit 10(dd)

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (“Amendment”) is made as of November 6, 2012 by and among Landauer, Inc., a Delaware corporation (“Landauer”) and Global Physics Solutions, Inc., a Delaware corporation (“GPS”, Landauer and GPS being hereinafter collectively referred to as the “Borrowers” and each individually as a “Borrower”), the Lenders that are currently parties to the Credit Agreement (as defined below) and BMO Harris Bank N.A. (in its individual capacity, “BMO”), as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

RECITALS

A. The Administrative Agent, the Lenders and the Borrowers are currently parties to that certain Credit Agreement dated as of November 14, 2011 (the “Credit Agreement”).

B. The parties to the Credit Agreement desire to enter into this Amendment for the purpose of making certain amendments to the Credit Agreement.

AGREEMENT

In consideration of the matters set forth in the recitals and the covenants and provisions herein set forth, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.                  Definitions. Capitalized terms used but not defined herein are used as defined in the Credit Agreement.

2.                  Amendments. Upon satisfaction of the conditions precedent hereinafter set forth, the Credit Agreement shall be amended as follows:

2.1.            Section 1.1 of the Credit Agreement is hereby amended by adding a new definition of “First Amendment Effective Date” thereto in the appropriate alphabetical order which reads as follows:

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“First Amendment Effective Date means November 6, 2012.”

2.2.            The definition of “EBITDA” contained in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“EBITDA means, as of the First Amendment Effective Date, for any period thereafter, the sum for such period of: (a) Consolidated Net Income, plus (b) to the extent deducted in determining such Consolidated Net Income, (i) Interest Expense, (ii) federal and state income taxes, (iii) all amounts treated as expense for depreciation and amortization (the sum of all foregoing items constituting “Unadjusted EBITDA”), all as reflected on Landauer’s consolidated financial statements as determined in accordance with GAAP, (iv) all extraordinary or non-recurring losses and expenses as well as other non-cash charges, including restructuring charges, fees associated with mergers and Acquisitions, impairment charges, non-recurring foreign exchange valuation adjustments and equity compensation expense, provided that the aggregate of such losses, expenses and charges cannot exceed 15% of Unadjusted EBITDA for Fiscal Year 2012 or 10% of Unadjusted EBITDA for all Fiscal Years thereafter (subject to variances acceptable to the Administrative Agent in excess of such limits), and (v) expenses incurred in connection with the IZI Acquisition and non-recurring expenses of up to $20,000,000 incurred in connection with asset impairments and restructuring in 4Q of Fiscal Year 2012, not subject to the caps in clause (b)(iv) hereof, minus (c) any item of extraordinary gain as defined by GAAP, including that portion of Consolidated Net Income arising from the sale of assets outside the ordinary course of business.”

2.3.            Section 11.13.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Net Worth. As of and at any time after the First Amendment Effective Date, not permit Net Worth to be less than $60,000,000 at any time.”

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2.4.            Section 11.13.2 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Fixed Charge Coverage Ratio. As of the First Amendment Effective Date, not permit the Fixed Charge Coverage Ratio for any Computation Period to be less than the applicable ratio set forth below for such Computation Period:

Computation Period Ending	Fixed Charge Coverage Ratio
December 31, 2011 through December 31, 2012	1.15 to 1.00
March 31, 2013 and June 30, 2013	1.15 to 1.00
September 30, 2013 and December 31, 2013	1.25 to 1.00
March 31, 2014 and all times thereafter	1.35 to 1.00”

3.                  Affirmation. Except as expressly amended hereby, the Credit Agreement is and shall continue in full force and effect and each Borrower hereby fully ratifies and affirms the Credit Agreement and each Loan Document to which it is a party. Reference in any of this Amendment, the Credit Agreement or any Loan Document to the Credit Agreement shall be a reference to the Credit Agreement as amended hereby and as further amended, modified, restated, supplemented or extended from time to time.

4.                  Representations and Warranties. Each Borrower hereby confirms to the Lenders and the Administrative Agent that the representations and warranties set forth herein, as amended by this Amendment, and in the Loan Documents to which such Borrower is a party are true and correct as of the date hereof and shall be deemed to be remade as of the date hereof, except to the extent any such representation or warranty expressly relates to an earlier date, in which case such representations and warranties are true and correct as of such earlier date. Each Borrower represents and warrants to the Lenders and the Administrative Agent that (i) such Borrower has full power and authority to execute and deliver this Amendment and to perform its obligations hereunder, (ii) upon the execution and delivery hereof, this Amendment will be valid, binding and enforceable upon such Borrower in accordance with its terms, subject to bankruptcy, insolvency and similar laws affecting the enforceability of creditors’ rights generally and to general principles of equity, (iii) the execution and delivery and performance of this Amendment does not and will not conflict with (x) any provision of applicable law, (y) the charter, by-laws or other organizational documents of any Loan Party or (z) any material agreement, indenture, material instrument or other material document, or any judgment, order or decree, which is binding upon any Loan Party or any of their respective properties, (iv) as of the date hereof, no Unmatured Event of Default or Event of Default exists and (v) since September 30, 2011 there has been no event or circumstance, either individually or in the aggregate, that has had or would reasonably be expected to have a Material Adverse Effect.

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5.                  Conditions to Amendment. This Amendment shall become effective upon the satisfaction in full of all of the following conditions precedent, each of which shall be reasonably satisfactory to the Administrative Agent and the Required Lenders:

5.1.            The Borrowers, the Administrative Agent and the Required Lenders shall have executed and delivered this Amendment to the Administrative Agent.

5.2.            The Administrative Agent shall have received a consent and reaffirmation duly executed by the Guarantors in form and substance reasonably satisfactory to the Administrative Agent.

5.3.            A Compliance Certificate evidencing that (a) pro forma EBITDA (as such definition is amended hereby) for the most recently ended twelve months through the date hereof is at least $50,000,000 and (b) that pro forma Total Leverage Ratio for such period is less than 3.00 to 1.00, each calculated as of the date hereof.

5.4.            Evidence of payment by the Borrowers of an amendment fee to each Lender executing and delivering this Amendment in an amount equal to 0.10% of such Lender’s Commitment on the First Amendment Effective Date.

6.                  Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute one instrument. Delivery of an executed counterpart of this Amendment by facsimile or electronic pdf format shall be effective as delivery of an original counterpart.

7.                  Headings. The headings and captions of this Amendment are for the purposes of reference only and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

8.                  APPLICABLE LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF ILLINOIS WITHOUT GIVING EFFECT TO ILLINOIS CHOICE OF LAW DOCTRINE.

The parties hereto have caused this Amendment to be executed by their duly authorized officers, all as of the day and year first above written.

Signature Pages Follow

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LANDAUER, INC.

By:	/s/ Michael K. Burke
Name:	Michael K. Burke
Title:	SVP & CFO

GLOBAL PHYSICS SOLUTIONS, INC.

By:	/s/ Michael K. Burke
Name:	Michael K. Burke
Title:	SVP & CFO

First Amendment Signature Page

Acknowledged and agreed to as of the date first above written.

BMO HARRIS BANK, N.A., individually as a Lender and as Administrative Agent

By:	/s/ Scott W. Morris
Name:	Scott W. Morris
Title:	Director

First Amendment Signature Page

PNC BANK, NATIONAL ASSOCIATION, individually as a Lender

By:	/s/ Michael T. Crowe
Name:	Michael T. Crowe
Title:	VP

First Amendment Signature Page

U.S. BANK NATIONAL ASSOCIATION, individually as a Lender

By:	/s/ Stephanie Lis
Name:	Stephanie Lis
Title:	VP

First Amendment Signature Page

FIFTH THIRD BANK, individually as a Lender

By:	/s/ Gayne Underwood
Name:	Gayne Underwood
Title:	VP

First Amendment Signature Page

BANK OF AMERICA, N.A., individually as a Lender

By:	/s/ Brian McDonald
Name:	Brian McDonald
Title:	Senior VP

First Amendment Signature Page